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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):           May 1, 2006
                                                     ---------------------------

                       Gaming & Entertainment Group, Inc.
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             (Exact name of registrant as specified in its charter)

           Utah                        000-28399                  59-1643698
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(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)

             16821 Escalon Dr., Encino, CA                          91436
---------------------------------------------------------      -----------------
        (Address of principal executive offices)                  (Zip Code)

   Registrant's telephone number, including area code:         (818) 400-5930
                                                      --------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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  SEC873(6-04)    information contained in this form are not required to respond
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

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01         Changes in Registrant's Certifying Accountant

On May 1, 2006, Gaming & Entertainment Group, Inc. ("Company") dismissed J.H. Cohn LLP as its certified public accountants and engaged Hansen, Barnett & Maxwell LLP to serve as its certified public accountants. The dismissal of J.H. Cohn LLP, and the retention of Hansen, Barnett & Maxwell, was approved by unanimous vote of the board of directors.

During the fiscal years ended December 31, 2005 and December 31, 2004 and through the filing date of this Current Report on Form 8-K/A, there were no disagreements with J.H. Cohn LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of J.H. Cohn LLP would have caused them to make reference to the subject matter of such disagreement in connection with its report for the fiscal years ended December 31, 2005 and December 31, 2004.

J. H. Cohn LLP's report on the Company's audited consolidated financial statements for the fiscal year ended December 31, 2005 contained an emphasis paragraph with respect to the Company's ability to continue as a going concern and a restatement of the Company's consolidated financial statements for the fiscal year ended December 31, 2004.

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

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits

(a)         Financial statements of businesses acquired.

Not         applicable.

(b)         Pro forma financial information.

Not         applicable.

(c)         Exhibits.

 Exhibit 16. Letter from J.H. Cohn LLP regarding change in certifying accountant dated May 16, 2006.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GAMING & ENTERTAINMENT GROUP, INC.
                                                  (Registrant)

Date:  May 17, 2006
                                               By: /s/ Gregory L. Hrncir
                                                   -----------------------------
                                                   Gregory L. Hrncir
                                                   Its:   President

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